Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes
14.	Income Taxes

For the three months ended March 31, 2026 and 2025, the Company recorded no income tax expense or benefit. The Company incurred pre-tax losses for the three months ended March 31, 2026 and 2025 and continues to maintain a full valuation allowance against its deferred tax assets due to its cumulative loss position and projected future losses. Accordingly, the Company’s effective tax rate was 0.0% for each of the three months ended March 31, 2026 and 2025. The Company’s effective tax rate differs from the U.S. federal statutory rate of 21.0% primarily due to the valuation allowance recorded against the Company’s net deferred tax assets.

16.	Income Taxes

The components of the provision for income taxes of the years ended December 31, 2025 and 2024 are as follows:

	2025	2024
Current tax expense:
Federal	$—	$—
State	6	2
Total current	6	2
Deferred tax benefit:
Federal	—	—
State	—	—
Total deferred	—	—
Total provision for income taxes	$6	$2

The provision from income taxes differs from the amount which would result by applying the federal statutory income tax rate to pre-tax loss for the years ended December 31, 2025 and 2024. The reconciliation of the federal statutory rate to the Company’s effective tax rate is as follows:

	2025	2024
Statutory rate	21.0%	21.0%
State, net of federal benefit	1.4%	0.3%
Research and development credit	0.4%	0.4%
Stock-based compensation	(0.2%)	(0.3%)
Change in fair value of SAFE/warrant/derivative liabilities	1.3%	(6.6%)
Loss on financing instrument	(10.1%)	0.0%
Other	(0.9%)	(0.8%)
Change in valuation allowance	(12.9%)	(14.0%)
Effective tax rate	0.00%	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes as well as operating loss and tax credit carryforwards, net of any adjustments of unrecognized tax benefits.

The components of the net deferred tax assets as of December 31, 2025 and 2024 are as follows:

	2025	2024
Deferred tax assets:
Net operating losses	$33,486	$27,733
Other accruals	612	946
Operating lease liabilities	344	267
Stock based compensation	93	71
Credit carryforwards	1,375	1,225
174 R&D capitalized costs	1,065	1,464
Fixed assets	750	816
Total gross deferred income tax assets	37,725	32,522
Deferred income tax liabilities:
ROU assets	(344)	(268)
Total gross deferred income tax liabilities	(344)	(268)
Valuation allowance	(37,381)	(32,254)
Net deferred tax assets	$—	$—

As of December 31, 2025 and 2024, the Company has U.S. federal and state net operating loss (“NOL”) carryforwards of approximately $140.1 million and $77.6 million, and $116.1 million and $63.4 million, respectively, which begin to expire in 2030 for federal and 2024 for state purposes. For tax reporting purposes, operating loss carryforwards are available to offset future taxable income; such carryforwards expire in varying amounts beginning in 2030 and 2024 for federal and state purposes, respectively, with 2018 to 2025 federal NOLs having no expiration date. Under current federal and various state laws, the amounts of and benefits from net operating losses carried forward may be impaired or limited in certain circumstances. Events which may cause limitation in the amount of net operating losses that may be utilized in any one year including, but not limited to, a cumulative ownership change of more than 50% over a three-year period.

Generally, utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986 (the “Code”), which discussed limitations on NOL carryforwards and certain built-in losses following changes, and Section 383 of the Code, which discusses, special limitation on certain excess credits, etc., and similar state provisions. Accordingly, utilization of some of the net operating loss credit carryforwards may be limited, potentially significantly, as a result of such an “ownership change.” The Company has not yet performed a comprehensive study to determine whether any ownership changes have occurred. If the net operating loss carryforwards and tax credit carryforwards become available for utilization, the Company will perform a comprehensive study under Sections 382 and 383 of the Code to determine whether any limitations exist on the utilization of such net operating losses and tax credits.

The Company also has federal and state research credit carryforwards of $1.9 million and $151, respectively, as of December 31, 2025 and $1.6 million and $151, respectively, as of December 31, 2024. The federal tax credit carryforwards will begin to expire in 2030 if not utilized. The California state R&D carryforwards have no expiration.

The Company does not believe that these assets are realizable on a more-likely-than-not basis; therefore, the net deferred tax assets have been fully offset by a valuation allowance. The net increase in the total valuation allowance of approximately $5.2 million and $4.2 million for the year ending December 31, 2025 and 2024, respectively, was primarily from the net operating losses generated. No liability related to uncertain tax position is reported in the financial statements.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits:

Amount
Balance as of December 31, 2023	$460
Increases related to current tax positions	75
Changes related to prior tax positions	—
Balance as of December 31, 2024	535
Increases related to current tax positions	64
Changes related to prior tax positions	—
Balance as of December 31, 2025	$599

Recognition of approximately $599 and $535 of unrecognized tax benefit would impact the effective rate at December 31, 2025 and 2024, respectively, if recognized. Increases in 2025 relate to increased research and development activity.